UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __ )

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HIRSCH INTERNATIONAL CORP.

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HIRSCH INTERNATIONAL CORP.

(a Delaware corporation)

NOTICE OF CALENDAR 2006 ANNUAL

MEETING OF STOCKHOLDERS TO BE

HELD AT 9:00 A.M. ON SEPTEMBER 20, 2007

To the Stockholders of HIRSCH INTERNATIONAL CORP.:

NOTICE IS HEREBY GIVEN that the Calendar 2006 Annual Meeting of Stockholders (the "Meeting") of HIRSCH INTERNATIONAL CORP. (the "Company") will be held on September 20, 2007, at 9:00 A.M. at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 35th Floor, New York, NY 10104 for the following purposes:

1.	to elect five directors;
2.	to ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007;
3.	to consider and vote upon a proposal to increase the number of shares of our Class A Common stock available for issuance pursuant to our 2003 Stock Option Plan from 1,750,000 to 2,750,000 and;
4.	to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed July 23, 2007 at the close of business, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, and only holders of record of shares of the Company's Common Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from August 8, 2007 until the Meeting for examination by any stockholder for any purpose germane to the Meeting. This list will also be available at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to be present at the Meeting, you are urged to mark, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors, as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Meeting. The shares represented by the Proxy will be voted according to your specified response. The Proxy is revocable and will not affect your right to vote in person in the event you attend the Meeting.

By Order of the Board of Directors

/s/ Beverly Eichel

Beverly Eichel, Secretary

Hauppauge, New York

August 20, 2007

HIRSCH INTERNATIONAL CORP.

50 Engineers Road

Hauppauge, NY 11788

______________________________

PROXY STATEMENT

______________________________

2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:00 A.M. ON SEPTEMBER 20, 2007

To the Stockholders of Hirsch International Corp.:

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of HIRSCH INTERNATIONAL CORP. (the "Company") of proxies to be voted at the 2006 Annual Meeting of Stockholders and any adjournment or postponement thereof (the "Meeting") to be held on the date, at the time and place, and for the purposes set forth in the foregoing notice. The Board of Directors has set July 23, 2007, at the close of business, as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the record date, the Company had 9,001,002 shares of Class A Common Stock and 400,018 shares of Class B Common Stock outstanding. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy or other written communication with the Secretary of the Company or by attending the Meeting and voting in person. The proxy will be voted in accordance with your directions as to:

(1)	the election of the persons listed herein as directors of the Company;
(2)	the ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007; and
(3)	the approval of the increase in the number of shares of our Class A Common Stock available for issuance pursuant to the Company’s 2003 Stock Option Plan from 1,750,000 to 2,750,000.

In the absence of direction, a signed proxy will be voted in favor of these proposals. Shares held by a stockholder who indicates on the proxy card that he or she wishes to abstain from voting will not be taken into account in determining the outcome of the proposals. However, those shares are considered present and entitled to vote at the Meeting.

Shares of Common Stock held in street name as to which a broker has not voted on some matters but has voted on other matters (“Broker Shares”), will be included in determining whether a quorum exists at the Meeting. Broker Shares that have not been voted with respect to a particular proposal will not be counted in determining the total number of votes cast or in determining whether such proposal has received the requisite number of affirmative votes.

Your vote is very important. For this reason, our Board of Directors is soliciting your proxy to vote your shares of common stock at the meeting. The entire cost of soliciting proxies will be borne by the Company. The cost of solicitation, estimated at $20,000, which represents an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the cost of supplying necessary additional copies of the solicitation materials and the Company's 2006 Annual Report to Stockholders (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Report to such beneficial owners.

In voting at the Meeting, each stockholder of record on the Record Date of either Class A or

Class B Common Stock will be entitled to one vote on all matters other than the election of directors. With respect to the election of directors, the holders of the Class B Common Stock will elect three of the directors (“Class B directors”), and the holders of Class A Common Stock will elect two of the directors (“Class A directors”). Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum to vote on all matters other than the election of directors. To vote for the Class A directors, holders of a majority of the outstanding shares of Class A Common Stock must be represented in person or by proxy in order to achieve a quorum. To vote for the Class B directors, holders of a majority of the outstanding shares of Class B Common Stock must be represented in person or by proxy in order to achieve a quorum. The Proxy Statement, the attached Notice of Meeting, the enclosed proxy card and the Annual Report to Stockholders are being mailed to stockholders on or about August 20, 2007.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THE INFORMATION CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY.

PROPOSAL 1 - ELECTION OF DIRECTORS

Five directors are to be elected by a plurality of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Stockholders and until his respective successor is elected and qualified.

There are five nominees for the five Board of Director positions as fixed by the Board of Directors. Of the persons named below, who currently constitute the entire Board of Directors, Mr. Broitman and Ms. Domuracki have been nominated for election as Class A directors and Messrs. Arnberg, Davino and Gallagher have been nominated for election as Class B directors.

Management believes that each nominee will be able to serve as a director of the Company. All of the nominees have consented to serve as directors if elected. If any nominee becomes unable or unwilling to serve, proxies may be voted for the election of such person or persons as the Board of Directors determines.

Recommendation and Vote Required

The Board of Directors recommends a vote “for” each of the nominees listed above. Each of the nominees for Class A Directors and Class B Directors shall be elected by a plurality of votes cast at the meeting by the holders of the Company’s Class A Common Stock and Class B Common Stock, respectively.

Independence of Directors

The Company’s Board of Directors has determined that each of Messrs. Broitman and Davino and Ms. Domuracki qualifies as an “independent director” in accordance with the listing requirements of NASDAQ. Consistent with NASDAQ requirements, the Company requires that a majority of its members be independent directors.

Information Regarding Executive Officers, Directors and Key Employees

The following table sets forth the names and ages of the Company's directors, executive officers and key employees and the positions they hold with the Company:

Name	Age	Position
Henry Arnberg	64	Chairman of the Board of Directors
Paul Gallagher	57	Chief Executive Officer, President and Director
Marvin Broitman	69	Director
Mary Ann Domuracki	51	Director
Christopher J. Davino	41	Director
Beverly Eichel	49	Executive Vice President - Finance and Administration, Chief Financial Officer and Secretary
Kristof Janowski	54	Executive Vice President – Sales and Marketing
Nicholas Paccione	52	Vice President – Operations

None of the Company’s directors serve on the board of directors of other Public Companies.

Henry Arnberg, has held the position of Chairman of the Board of Directors since 1980 and also served as President of the Company until December 1998 and our Chief Executive Officer until 2004. Mr. Arnberg received a Bachelor of Science in Accounting from the University of Bridgeport in 1965 and an MBA in Finance and Management from the Adelphi University in 1971.

Paul Gallagher, joined the Company as its Chief Operating Officer in September 2001. In early 2003, Mr. Gallagher was appointed the Company’s President as well as a director. On Decmeber 1, 2004, Mr. Gallagher was appointed Chief Executive Officer. Prior thereto, Mr. Gallagher was employed by Cornerstone Group Inc., a consulting firm focused on corporate turnarounds and restructurings, as well as mergers and acquisitions. Mr. Gallagher received a Bachelor of Science from the University of Cincinnati in 1976 and an MBA from Xavier University in 1978.

Marvin Broitman, a director of the Company since April 1994, is currently President of Uniwave, Inc., a company engaged in the engineering and manufacturing of automation accessory equipment for textile machinery since 1968. Mr. Broitman received a Bachelor of Science in Electrical Engineering from City College in 1961 and an MBA from the Harvard Business School in 1968. Mr. Broitman serves on the Audit, Stock Option and Compensation Committees of the Board of Directors.

Mary Ann Domuracki, has been a director of the Company since September 2001, and is currently Managing Director at Financo, Inc., a boutique investment banking firm servicing the merchandising sector since September 2001. Ms. Domuracki has more than 25 years experience in accounting, advisory and operating management services. Her industry experience includes, senior management positions as President of Danskin, Inc., Executive Vice President of Administration and Finance of Kasper A.S.L., and most recently, Executive Vice President and Chief Financial Officer of Pegasus Apparel Group, Inc. Ms. Domuracki is a CPA and a member of the AICPA, and has a Bachelor of Business Administration from the Pennsylvania State University with a concentration in Accounting. Ms. Domuracki serves on the Audit, Stock Option and Compensation Committees of the Board of Directors.

Christopher Davino has served as a director of the Company since October 2004. Since early 2006, Mr. Davino has been President of Osprey Point Advisors, LLC., a firm providing consulting and investment banking services to companies, including capital raising and mergers and acquisition transaction services. From July 2004 through December 2005, Mr. Davino was Chief Operating Officer of E-Rail Logistics Inc., a rail-based logistics company which he founded. From September 2003 to July 2004, Mr. Davino worked as a restructuring professional at Financo Inc. Prior to joining Financo, Mr. Davino was Managing Director at Miller Buckfire Lewis Ying, LLC, the former restructuring group of Wasserstein Perella and subsequently Dresdner Kleinwort Wasserstein, where he advised companies as well as their various creditor constituencies in a wide range of industries including construction, consumer products, electronics, energy, financial services, gaming, healthcare, insurance, manufacturing, metals, minerals, steel, real estate and technology telecommunications. Prior to Wasserstein Perella, Mr. Davino was a consultant with Zolfo Cooper & Co., an internationally recognized turnaround consulting and crisis management firm. Mr. Davino received his Bachelor of Science in Finance from Lehigh University.

Beverly Eichel, has been Executive Vice President of Finance and Administration and Chief Financial Officer of the Company since February 1, 2002. Ms. Eichel has also served as the Company’s Secretary since October 2002. Prior to joining the Company, Ms. Eichel was Executive Vice President and Chief Financial Officer of Donnkenny, Inc. from October 1998 to June 2001. From June 1992 to September 1998, Ms. Eichel served as Executive Vice President and Chief Financial Officer of Danskin, Inc. and had been its Corporate Controller from October 1987 to June 1992. Ms. Eichel is a Certified Public Accountant in the State of New York. Ms. Eichel received a Bachelor of Science in Accounting from the University of Maryland in 1980.

Kristof Janowski has worked for the Company since 1987. From 1987 through 1994 he was sales manager for the Midwest Region. In October 1994, he was promoted to Vice President of Midwest sales. In 1999, he was promoted to Vice President of National Sales. Effective March 1, 2006, Mr. Janowski was appointed the Company’s Executive Vice President – Sales and Marketing.

Nicholas Paccione joined the Company in June 2003 as Director of Information Technology and was promoted to Vice President of Operations in February 2005. Prior to joining the Company, Mr. Paccione owned his own independent consultancy specializing in computer network design from October 2001 to June 2003. From August 2000 to October 2001, Mr. Paccione was Chief Operating Officer at Heathology, an online health education company, Senior Vice President of Operations for Primedia Workplace Learning from July 1996 to March 1999, and Vice President of Systems and Technology for the Primedia Information Group from April 1990 to June 1996.

All Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The Company's executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

The Company's By-Laws provide that the Company shall indemnify each Director and each of the Company's officers, employees and agents as the Board of Directors shall determine from time to time to the fullest extent provided by the laws of the State of Delaware. The Company carries insurance providing indemnification, under certain circumstances, to all of its directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for such insurance is approximately $148,000, all of which is paid by the Company. To date, no sums have been paid to any past or present director or officer of the Company under this or any prior indemnification insurance policy.

The Company has also entered into Indemnity Agreements with all of its directors and executive officers. The Indemnity Agreements provide for indemnification of the Company's directors and officers to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware.

The Indemnity Agreements provide that the Company will pay any costs which an indemnitee actually and reasonably incurs because of any claims made against him by reason of the fact that he or she is or was a director or officer of the Company, except that the Company is not obligated to make any payment which the Company is prohibited by law from paying as indemnity, or where (a) a final determination is rendered which determines that the indemnitee obtained a personal profit or advantage to which he or she was not legally entitled; (b) a final determination is rendered which determines that the indemintee violated Section 16(b) of the Securities Exchange Act of 1934, or similar state or common law provisions; (c) a claim where the indemnitee was adjudged to be deliberately dishonest; or (d) a final determination is rendered that indemnification is not lawful.

Code of Ethics

The Company has adopted a code of ethics applicable to the Company’s Executive Officer and Chief Financial Officer, which is a “Code of Ethics” as defined by the applicable rules of the Securities and Exchange Commission. The Company undertakes to provide to any person with out charge, upon request, a copy of the Company’s Standards of Business Conduct. Requests for such copy should be made in writing to the Company at its principal office, which is set forth on the first page of this Proxy Statement, attention: Chief Financial Officer. If the Company makes any amendment to its code of ethics, other than technical, administrative or non-substantive amendments, or grants any waivers, including implicit waivers from a provision of the code of ethics to the Company’s principal executive officer, principal financial officer or persons performing similar functions, the Company will disclose the motive for the amendment or waiver, its effective date and to what it applied on a report on Form 8-K filed with the Securities and Exchange Commission.

Code of Conduct

The Company adopted a Code of Conduct that applies to all directors, officers and employees. Printed copies of the Code of Conduct are available to any stockholder that requests a copy.

Security Holder Communications with Board of Directors

Security holders wishing to communicate directly with the Company’s Board of Directors or specific members of the Board may direct their communications to: Hirsch International Corp., 50 Engineers Road, Hauppauge, NY 11788, to the attention of the appropriate individual(s).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of shares of Class A Common Stock and Class B Common Stock as of July 23, 2007, by (i) each person who owns more than 5% of the outstanding shares of either Class A or Class B Common Stock; (ii) each executive officer and director of the Company; and (iii) all officers and directors of the Company as a group. Except as otherwise noted, the individual director or executive officer or his or her family had sole voting and investment power with respect to the identified securities. The total number of shares of our Class A Common Stock and Class B common stock outstanding as of July 23, 2007 was 9,001,002 and 400,018, respectively.

Name and Address of Beneficial Owner (1)	Title of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class

Henry Arnberg	Class A	913,158	10.1%
	Class B	400,018 (3)	100%

Paul Levine	Class A	1,099,621 (4)	11.4%
	Class B	-	-

Paul Gallagher	Class A	1,139,566 (8)	12.1%
	Class B	-	-

Marvin Broitman	Class A	80,000 (5)	*
	Class B	-	-

Mary Ann Domuracki	Class A	50,000 (6)	*
	Class B	-	-

Christopher Davino	Class A	20,000 (7)	*
	Class B	-	-

Beverly Eichel	Class A	388,000 (9)	4.2%
	Class B	-	-

All Officers and Directors as a group (six persons)	Class A	2,590,724	26.8%
	Class B	400,018	100%

*          Less than one percent

(1)       All addresses are c/o Hirsch International Corp., 50 Engineers Road, Hauppauge, New York 11788.

(2)       The Company’s outstanding Common Stock consists of two classes: Class A Common Stock and Class B Common Stock. The Class A Common Stock and the Class B Common Stock are substantially identical except that two-thirds of the directors of the Company will be elected by the holders of the Class B Common Stock, as long as the number of outstanding shares of Class B Common Stock equals or exceeds 400,000 shares. Shares of Class A or Class B Common Stock that an individual or group has a right to acquire within 60 days after July 23, 2007 pursuant to the exercise of options, warrants or other rights are deemed to be outstanding for the purpose of computing the beneficial ownership shares and percentage of such individual or group, but are not deemed to be outstanding for the purpose of computing the beneficial ownership of shares and percentage of any other person or group shown in the table.

(3)       These shares of Class B Common Stock are held by an estate planning entity for the benefit of Mr. Arnberg’s children. Mr. Arnberg exercises voting control over these shares.

(4)       Includes 100,000 shares of Class A Common Stock owned by trusts created for the benefit of Mr. Levine’s children as to which he disclaims beneficial ownership.

(5)       Includes options to purchase 10,000, 10,000, 6,667 and 3,333 shares of Class A Common Stock at an exercise price of $0.92, $1.02, $1.33 and $2.35 per share, respectively.

(6)       Includes options to purchase 10,000, 10,000, 6,667 and 3,333 shares of Class A Common Stock at an exercise price of $0.92, $1.02, $1.33 and $2.35 per share, respectively.

(7)       Includes options to purchase 10,000, 6,667 and 3,333 shares of Class A Common Stock at an exercise price of $1.01, $1.33 and $2.35 per share, respectively.

(8)       Includes options to purchase 150,000, 100,000, 66,667 and 125,000 shares of Class A Common Stock at an exercise price of $1.12, $1.34, $1.20 and $2.12 per share respectively.

(9)       Includes options to purchase 40,000, 50,000, 16,667 and 33,333 shares of Class A Common Stock at an exercise price of $1.12, $1.34, $1.20 and $2.12 per share respectively.

The Company is unaware of any arrangements between stockholders that may result in a change in control of the Company.

Certain Relationships and Related Person Transactions

The Company conducts an appropriate review of all related party transactions that are required to be disclosed pursuant to Regulation S-K, Item 404 for potential conflict of interest situations on an ongoing basis and all such transactions are approved by either the Company’s Audit Committee or the independent directors of the Company.

Prior to January 2003, we had advanced approximately $495,000 for premiums on split dollar life insurance for Henry Arnberg, the Company’s Chairman of the Board and Paul Levine, our former Vice-Chairman of the Board. The spouse of each Messrs. Arnberg and Levine are the beneficiaries of these respective policies. These advances are collateralized by the cash surrender value of the policies, which totaled in the aggregate approximately $792,000 at December 31, 2006 for both policies. During the quarter ended June 30, 2007, both policies were redeemed and on June 18, 2007, the Company collected $495,000 in full satisfaction of the advances.

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On April 2, 2004, we entered into a 36 month consulting agreement with Paul Levine, former Vice-Chairman of the Board of Directors. Under the agreement, Mr. Levine resigned from the Board of Directors and was relieved of all fiduciary positions or committees. Mr. Levine is no longer an employee of the Company and for the term of the agreement was considered an independent contractor. A monthly fee of $9,166.67 was paid to Mr. Levine, in addition to the cost of medical benefits as provided to executive level employees of the Company, premiums for his disability policy and payments under an automobile lease which expired January 18, 2005. Mr. Levine provided consulting services for up to 4 days per month during the term of the agreement including attendance at trade shows, business development activities, contact with key customer accounts, product assessment and undertaking special projects.

On December 1, 2004, we entered into a 36 month consultant agreement with Henry Arnberg, Chairman of the Board of Directors. Under the agreement, Mr. Arnberg is no longer an employee of the company, but will remain Chairman of the Board of Directors. A monthly fee of $12,500 will be paid to Mr. Arnberg in lieu of any other compensation for his service on the Board of Directors. Mr. Arnberg continues to receive medical benefits as provided to executive level of employees of the Company, premiums for his disability policy and payments under his current automobile lease until the lease expires. Mr. Arnberg provides consulting services for up to 10 days per month during the term of the agreement including attendance at trade shows, contact with key customer accounts, product assessment and undertaking special projects.

Meetings and Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of the Audit Committee as determined by the Board is an “independent director” as defined in Rule 4200(a)(15) of the NASDAQ Capital Market, Inc. listing standards. The members of the Audit Committee are Mary Ann Domuracki, Marvin Broitman and Christopher J. Davino. MaryAnn Domuracki, Chairman of the Audit Committee, is a financial expert within the meaning of Item 401(h)(2) of Regulation S-K promulgated under the Act. The Audit Committee has adopted a written Audit Committee charter.

The Company does not have a Nominating Committee. The Board of Directors believes that it is appropriate for the Company not to have such a committee because each member of the Board participates in the consideration of the nominee.

Of the five current Board members, three are “independent” under the existing standards of NASDAQ Global Market. Director nominees are required to be approved by a majority of the entire Board. The Board generally relies on its network of industry and professional contacts in connection with identifying potential Board members. The Board is also open to presentation of nominees recommended by security holders provided that sufficient information about the proposed nominee’s business, industry and financial background is provided to the Board and such information is received not less than 120 days prior to the release of the proxy statement to our shareholders. The Board will only consider nominees that have the requisite industry or financial experience to be able to advise and direct senior management in the Company’s operations. At a minimum, each nominee: (i) must be prepared to represent the best interest of all of the Company’s shareholders, (ii) must be an individual who has demonstrated integrity and ethics in his/her personal and professional field and has established a record of professional accomplishment in his/her chosen field, (iii) must not have (and his/her family members must not have) any material personal, financial or professional interest in any present or potential competitor of the Company; and (iv) must be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and not have other personal or professional commitments that would interfere or limit his or her ability to do so.

The Board of Directors met on five (5) occasions and acted four (4) times by unanimous written consent during the last fiscal year, and held numerous informal telephonic conferences. Each of the Stock Option Committee and Compensation Committee held numerous informal telephonic conferences during the fiscal year and did not act by unanimous written consent. All of our directors attended at least 75% of all of the meetings of the Board of Directors and the committees thereof on which they serve.

Audit Committee

The current members of the Audit Committee are Marvin Broitman, Christopher J. Davino and Mary Ann Domuracki. The Audit Committee held four (4) meetings either in person or telephonically, had numerous informal telephonic conferences and did not act by unanimous written consent during the calendar year ended December 31, 2006.

Compensation Committee

The Board of Directors has a Compensation Committee and a Stock Option Committee. The members of the Compensation Committee and the Stock Option Committee are Messrs. Broitman and Davino and Ms. Domuracki. The function of the Compensation Committee is to determine and to make recommendations to the Board regarding the compensation of the Company's executives. The Compensation Committee does not have a Charter. The Stock Option Committee administers the Company's stock option plans and awards stock options.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Company’s Compensation Committee of the Board of Directors consisted of Marvin Broitman, Mary Ann Domuracki and Christopher Davino. None of the members of the Compensation Committee had a relationship requiring disclosure in this proxy statement under Item 497(e)(4) of SEC Regulations S-K.

Executive Compensation Discussion and Analysis

The Company’s compensation program is designed to integrate compensation with the achievement of the Company’s short-term and long-term business objectives, align the executive officers’ and key employees’ interest with those of the Company’s shareholders and to ensure that the total compensation paid to the executive officers and key employees is fair, reasonable and competitive. Based on the foregoing objective, the Compensation Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. This strategy also includes aligning and rewarding management for increasing shareholder value.

Role of Compensation Consultant

The Compensation Committee has engaged Northbrook Compensation Associates (“Northbrook”), an independent human resource consulting firm, to provide the Committee with relevant market data and alternatives to consider when making compensation decisions for the executive officers and key employees. Northbrook was engaged to evaluate each key element of the compensation program and the total compensation program relative to the Company’s peers. The key elements (base salary and short-term and long-term incentives) were analyzed against market information in order to determine whether the Company’s compensation plans were reasonable. The purpose of the engagement was to determine whether the Company’s total compensation plan and allocation of compensation between base salary, annual bonus and long-term incentives was reasonable considering the Company’s peers.

Executive Compensation Components

The Company has entered into employment agreements with its President and Chief Executive Officer and its Executive Vice President - Finance, Chief Financial Officer and Secretary. These

employment contracts cover the key elements of the Company's executive compensation package, which consist of base salary and short-term and long-term incentives, and cover severance and termination benefits. These employment agreements and the Company's policies with respect to each of the key elements of its executive compensation package are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and reviews the full compensation package afforded by the Company to its executive officers, including insurance and other benefits. The Compensation Committee makes its determinations after receiving and considering the recommendations of the Company's Chief Executive Officer. Our policy for allocating between currently paid and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our company and shareholders. Likewise, the Company provides cash compensation in the form of base salary to meet competitive salary norms and reward good performance on an annual basis and in the form of bonus compensation to reward superior performance against specific short-term goals or in the discretion of the Compensation Committee. The Company provides equity compensation to reward superior performance against specific objectives and long-term strategic goals and to assist in retaining executive officers and aligning the interests of Hirsch and its shareholders.

Base Salary

Base salary for the Company's executives is intended to provide competitive remuneration for services provided to the Company over a one-year period. Base salaries are set at levels designed to attract and retain the most appropriately qualified individuals for each of the key management level positions within the Company.

The base salaries of executive officers are established by the Compensation Committee at the time their employment agreements are executed. Mr. Gallagher and Ms. Eichel are entitled to minimum base salaries set forth in their employment agreements (See “Employment Agreements”).

The base salaries for Messrs. Janowski and Paccione were set at $275,000 and $187,500, respectively. Mr. Gallagher determined these base salaries by reviewing their previous compensation and performance. Mr. Arnberg’s salary was set by his consulting agreement.

For the year ending December 31, 2007, Messrs. Gallagher and Arnberg and Ms. Eichel’s base salaries are set by their employment or consulting agreements. Messrs. Janowski and Paccione were set by Mr. Gallagher reviewing their previous compensation and their performance for 2006.

The following are the salaries for the fiscal year ending December 31, 2007:

Executive Officer	Base Salary
Henry Arnberg	$150,000
Paul Gallagher	$375,000
Beverly Eichel	$290,000
Kristof Janowski	$290,000
Nicholas Paccione	$200,000

Short-Term Incentives

Short-term incentives are paid primarily to recognize specific operating performance achieved within the last fiscal year. Since such incentive payments are related to a specific year's performance, the Committee understands and accepts that such payments may vary considerably from one year to the next. The Company's bonus program generally ties executive compensation directly back to the annual performance of the Company overall. Those executives not signatory to an employment agreement are able to earn a percentage of their base salary as a performance-related bonus. Where there is an employment agreement, an executive may earn a percentage of their base salary, pursuant to the Company’s annual incentive program, as a performance-related bonus. Where there was no employment agreement, the percentage of their base salary was approved by the Compensation Committee.

The annual incentive plan is derived by the Compensation Committee using the fiscal budget plan approved by the Board of Directors. The incentive targets are set using three thresholds. At the minimum level, pre-tax income was set at eighty percent of the target level. The target level was the budgeted pre-tax income. The maximum level was set at one hundred fifty percent of the target budget amount for pre-tax income. There was no discretionary bonus awarded during the period ended December 31, 2006.

Calendar 2006 Bonuses

For calendar 2006, the annual non-equity incentive based compensation was based upon achievement of pre-determined targets relating to corporate financial performance. Maximum bonuses for calendar 2006 for the executive officers listed below were as follows:

Executive Officer	Percentage of Base Salary
Henry Arnberg	40%
Paul Gallagher	100%
Beverly Eichel	70%
Kristof Janowski	70%
Nicholas Paccione	50%

For each of the executive officers named above, the specific targets were exceeded and the maximum bonus was earned.

Long-Term Incentives

The Stock Option Committee of the Board of Directors has the responsibility of administering the Company’s stock incentive plans and is therefore responsible for authorizing all grants of options. The Company maintains two active stock option plans, the 2003 Stock Option Plan and 2004 Non-employee Director Stock Option Plan, pursuant to which options to purchase an aggregate of 271,000 shares of Class A Common Stock may be granted. In addition, certain options granted pursuant to the Company’s expired 1993 Stock Option Plan and 1994 Non-Employee Director Stock Option Plan remained outstanding. In order to align long-term executive compensation with long-term stockholder value improvements, the Stock Option Committee has from time to time awarded stock option grants to executives of the Company in recognition of the value of these grants in motivating long-term strategic decision making. The Company’s long-term performance ultimately determines compensation from stock options because stock option value is entirely dependent on the long-term growth of the Company’s Class A Common Stock price. In determining annual stock option or restricted stock grants to executive officers, the Stock Option Committee, along with executive management, bases its decision on the individual's performance and potential to improve stockholder value.

The Stock Option Committee considers the recommendations of the Chief Executive Officer in granting awards to executive officers and employees other than the Chief Executive Officer. The Chief Financial Officer assists the Chief Executive Officer in this process by preparing a list of eligible employees and recommended awards for all eligible employees other than her. Consideration is given to each individual’s employment standing and those employees subject to possible termination are not deemed to be eligible. Recommended amounts are based on previous grants, the amount of awards remaining available for issuance under the 2003 Stock Option Plan and the expected number of future years during which the awards available for issuance under the 2003 Stock Option Plan will be issued. The Chief Financial Officer is responsible, under the direction of the Stock Option Committee, for the day-to-day administration of the outstanding awards and the related recordkeeping.

During the fiscal year ended January 28, 2006, 190,000 options were granted to the Company’s senior executive officers. During the calendar year ended December 31, 2006, 625,000 options were granted to the Company’s senior executives.

Timing of Grants. Awards have historically been granted to executive officers and eligible full-time employees once per year. The Stock Option Committee has typically met annually within the first 120 days after the start of the new fiscal year and approved the annual grant of options (if given). In 2006, the Board of Directors and Stock Option Committee kept its historical practice of granting annual awards to directors, executive officers and eligible full-time employees under the 2003 Stock Option Plan.

There is no effort to time the meeting and the related approval of awards with the release of material non-public information. The Board of Directors and Stock Option Committee typically hold their meeting within 120 days of year end. There are typically no releases of material non-public information by the Company until the latter half of March when the announcement of the earnings for the previous fiscal year is completed. The timing of grants for newly hired executives is not timed in coordination with the release of material non-public information. The Company does not grant awards based on the pending release of material non-public information and the Company does not release material non-public information for the purpose of affecting the value of executive compensation.

Pricing of Grants. Options granted under the 2003 Stock Option Plan may not be granted at a price less than the fair market value of the Class A Common Stock on the date of the grant .

Other Considerations

Relationship Among the Different Components of Compensation

In order to ensure that executive officers are held accountable for the Company’s performance and changes in stockholder value, management and the Compensation Committee generally allocate total compensation such that the portion of compensation attributable to fixed elements, such as salary and benefits, decreases with increasingly higher levels of responsibility, and the portion attributable to variable, performance-based elements increases.

Stock Ownership

The Company does not require its executive officers to be stockholders in the Company. The Stock Option Committee believes that the grant of stock options to the Company’s executive officers that vest over a period of time is sufficient to provide the required incentive to such officers and align their interests with the interests of the Company’s stockholders.

Recovery of Awards

The Company does not have a formal policy to recover past compensation awards from executive officers in the event of a restatement or an adjustment of results or performance measures that would have reduced the size of an award. The Company has not historically had any restatements or adjustments of this nature. Should such an incident occur, the Board of Directors would consider appropriate action at that time.

Retirement Benefits

Each of the Company’s executive officers is entitled to participate in the Company’s defined contribution 401K plan on the same basis as all other eligible employees. Under the terms of the 401K plan, as prescribed by the Internal Revenue Service, the contribution of any participating employee is limited to a maximum percentage of annual pay or a maximum dollar amount ($15,000 for 2006). Our executive officers are subject to these limitations and therefore the Company does not consider its retirement benefits to be a material portion of the compensation program for our executive officers.

Employment Agreements

Paul Gallagher – President and Chief Executive Officer

On November 13, 2006, Paul Gallagher entered into an employment agreement with the Company (the “Agreement”) to continue his employment as the Company’s President and Chief Executive Officer. The Agreement became effective as of September 11, 2006, has a term of three (3) years and provides for the payment of a base annual salary during the first year of the term of Three Hundred Seventy Five Thousand ($375,000) Dollars; Four Hundred Thousand ($400,000) Dollars during the second year of the term and Four Hundred Twenty Five Thousand ($425,000) Dollars during the third year of the term. Mr. Gallagher is also entitled to participate in the Company’s employee benefit programs and to receive bonuses under the Company’s annual incentive plan (“Incentive Plan”) for key executive employees.

The Agreement also provides for severance payments to be paid to Mr. Gallagher should the Agreement be terminated (a) prior to the expiration of its term due to Mr. Gallagher’s death or disability; or (b) prior to or concurrent with the expiration of the term, if the Company fails to offer Mr. Gallagher employment with the Company as its Chief Executive Officer or Chief Operating Officer at substantially the same level of base salary, employee benefits and bonus compensation as set forth in the Agreement. On the triggering of the severance payment obligation, the Company shall pay Mr. Gallagher his regular base salary for a period of six months following the occurrence of such event. In addition, the Company is required to pay Mr. Gallagher a pro rata portion of the amount, if any, he would have been entitled to receive under the Incentive Plan established for senior executive officers. In the event the Company terminates Mr. Gallagher’s Employment without “cause” (as defined in the Agreement), reduces his compensation, benefits or responsibilities or commits any other material breach of the provisions of the Agreement and fails to cure or remedy such breach within thirty (30) days following receipt of written notice thereof, the Company is required to continue payment of Mr. Gallagher’s base salary for a period of twelve (12) months, or if shorter, for a period from the date of termination through and including the month of March, 2010.

A change of control provision under which Mr. Gallagher would be entitled to receive an amount equal to his base salary for a period of one year following the termination of employment is included, in addition to any and all health and dental, disability, survivor income and life insurance plan or other benefit plan maintained by the Company.

Mr. Gallagher was or will be granted options (the “Options”) to purchase up to 525,000 shares for the Company’s Class A Common Stock pursuant to the Company’s 2003 Stock Option Plan. 300,000 of the Options have an exercise price of $2.12 per share and vest as follows:

•	100,000 Options vest on the date immediately following the period that the closing price of the Class A Common Stock remains at or above $2.50 for at least twenty consecutive trading days;

•

100,000 Options vest commencing on the date occurring after September 11, 2007 immediately following the period that the closing price of the Class A Common Stock remains at or above $3.00 per share for a period of at least twenty (20) consecutive trading days;

•

100,000 Options vest commencing on the date occurring after September 11, 2008 immediately following the period that the closing price of the Class A Common Stock remains at or above $3.50 per share for a period of at least twenty (20) consecutive trade days thereafter.

Mr. Gallagher was also granted Options to purchase an additional 75,000 shares of Class A Common Stock at an exercise price of $2.12 per share. The Company also agreed to issue Options to purchase 75,000 shares of Class A Common Stock on September 11, 2007 and Options to purchase 75,000 shares of the Class A Common Stock on September 11, 2008 at a strike price equal to the closing price of the Company’s Class A Common Stock on each of those dates.

In formulating the terms of Mr. Gallagher’s agreement, the Compensation Committee engaged and received guidance from Northbrook who advised them on the comparability and fairness to the stockholders of the terms of the employment agreement.

Beverly Eichel – Executive Vice President, Chief Financial Officer and Secretary

As of February 1, 2006, Ms. Eichel entered into a two-year employment agreement to serve as the Company’s Executive Vice-President-Finance and Administration, Chief Financial Officer and Secretary.

Ms. Eichel’s employment agreement provides for the payment of an annual salary of $275,000 during the first year of the agreement, and $290,000 during the second year of the agreement. The agreement also entitles Ms. Eichel to participate in and receive a bonus under the Company’s Incentive Plan, with a possible maximum bonus of 70% of Ms. Eichel’s annual base salary. In addition, Ms. Eichel’s employment agreement provides for the reimbursement of business expenses including an automobile and cellular phone allowance, the provision of health insurance and related benefits.

The employment agreement requires Ms. Eichel to devote her entire business time and attention to the Company and provides for termination upon her death or disability (defined as the inability to perform duties for three (3) consecutive months or six (6) months in any nine (9) month period), or for cause (as defined in the employment agreement). The employment agreement also provides that Ms. Eichel not compete with the Company during the term of the agreement and for a period of one (1) years thereafter. A change of control provision under which Ms. Eichel would be entitled to receive an amount equal to her base salary for a period of one year following the termination of employment, in addition to any and all health and dental, disability, survivor income and life insurance plan or other benefit plan maintained by the Company, is included.

Change of Control/Severance Benefits

Each of Mr. Gallagher and Ms. Eichel employment agreements provide for change of control benefits.

If a change of control occurred on December 31, 2006, the following compensation would be due:

Paul Gallagher	$375,000
Beverly Eichel	$290,000

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Form 10-K.

COMPENSATION COMMITTEE:

Marvin Broitman (Chairperson)

Mary Ann Domuracki

Christopher J. Davino

Summary Compensation Table for the year ended December 31, 2006

The following table sets forth compensation earned during the calendar year ended December 31, 2006 by the Company’s Chief Executive Officer, Chief Financial Officer and by the three most highly paid Company’s Executive Officers whose total compensation for such periods exceeded $100,000 (the “Named Executives”):

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total Compensation ($)

Henry Arnberg Chairman of the Board of Directors	2006	$138,000	-	$60,000	-	$198,000

Paul Gallagher Chief Executive Officer	2006	$328,000	$190,736	$375,000	-	$893,736

Beverly Eichel Executive VP-Finance, Chief Financial Officer and Secretary	2006	$252,000	$25,271	$192,500	-	$469,771

Kristof Janowski Executive Vice President – Sales and Marketing	2006	$252,000	$28,673	$192,500	-	$473,173

Nicholas Paccione Vice President - Operations	2006	$172,000	$16,259	$93,750	-	$282,009

(1)   Represents the compensation costs of stock options for financial reporting purposes under FAS 123R, rather than an amount paid or realized by the Named Executive Officer. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. More information with respect to the calculation of these amounts is included in Note 11 to the Company’s consolidated financial statements for the eleven months ended December 31, 2006.

(2)   The amounts shown reflect cash awards to the Named Executives under the Incentive Plan, which is discussed in further detail under the heading “Short-Term Incentives”. These amounts were earned in calendar 2006 but paid in calendar 2007.

Grants of Plan Based Awards for the year ended December 31, 2006

The following table sets forth the individual grants of stock options and non-equity incentive awards made during the eleven months ended December 31, 2006 by the Company’s Chairman of the Board and the Named Executives. There can be no assurance that the Grant Date Fair Value of Option Awards will ever be realized. The amount of these awards that were expensed are shown in the Summary Compensation Table above.

Grants of Plan – Based Awards for Calendar Year Ended December 31, 2006
Name	Grant Date	(1) Estimated Future Payout Under Non-Equity Incentive Plan Awards			(2) All other Option Awards – Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock Option Awards ($) (3)
		(a) Threshhold ($)	(b) Target ($)	(c) Maximum ($)
Henry Arnberg	8/15/06	$15,000	$30,000	$60,000	-	-	-
Paul Gallagher	2/24/06	-	-	-	200,000	$1.20	$240,000
	8/15/06	$93,750	$187,500	$375,000	-	-	-
	10/4/06	-	-	-	75,000	$2.12	$159,000
	10/4/06	-	-	-	300,000	$2.12	$636,000
Beverly Eichel	2/24/06	-	-	-	50,000	$1.20	$60,000
	8/15/06	$49,500	$96,250	$192,500	-	-	-
	11/20/06	-	-	-	100,000	$2.12	$212,000
Kristof Janowski	2/24/06	-	-	-	50,000	$1.20	$60,000
	8/15/06	$49,500	$96,250	$192,500	-	-	-
	11/20/06	-	-	-	100,000	$2.12	$212,000
Nicholas Paccione	2/24/06	-	-	-	25,000	$1.20	$30,000
	8/15/06	$24,375	$46,875	$93,750	-	-	-
	11/20/06	-	-	-	50,000	$2.12	$106,000

(1)   The amounts shown in column (a) reflect the minimum payment level under the Company’s Incentive Plan which is 50% of the target amount shown in (b). The amount shown in column (c) is 200% of such target amount. These amounts are based on the individual’s current salary and position.

(2)   The amounts shown reflect the number of shares of stock granted to each Named Executive.

(3)   More information used in the calculations of these amounts are included in Note 11 to the Company’s Consolidated Financial Statements for the eleven months ended December 31, 2006 included in this Form 10-K.

Outstanding Equity Awards at December 31, 2006

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Paul Gallagher	300,000 (1)	-	-	$0.27	07/09/07
	150,000 (5)	-	-	$1.12	12/01/09
	100,000 (3)	-	-	$1.34	01/27/11
	-	200,000 (1)	-	$1.20	02/24/11
	25,000 (1)	50,000 (1)	-	$2.12	10/04/11
	-	300,000 (2)	-	$2.12	10/04/11
Beverly Eichel	50,000 (4)	-	-	$0.52	02/01/07
	168,000 (1)	-	-	$0.27	07/09/07
	40,000 (5)	-	-	$1.12	12/01/09
	50,000 (3)	-	-	$1.34	01/27/11
	-	50,000 (1)	-	$1.20	02/24/11
	-	100,000 (2)	-	$2.12	11/20/11
Kris Janowski	40,600 (1)	-	-	$0.27	07/09/07
	6,667 (1)	13,333 (1)	-	$0.97	04/01/09
	-	50,000 (1)	-	$1.20	02/24/11
	-	100,000 (2)	-	$2.12	11/20/11
Nick Paccione	20,000 (1)	-	-	$0.86	06/16/08
	6,667 (1)	13,333 (1)	-	$0.97	04/1/09
	-	25,000 (1)	-	$1.20	02/24/11
	-	50,000 (2)	-	$2.12	11/20/11

(1)	Options vest over three years and expire on the fifth anniversary of their grant.
(2)	These options vest as follows:
•	One third vest on the date immediately following the period that the closing price of the Common Stock remains at or above $2.50 for at least twenty consecutive trading days;
•

One third vest commencing on the date occurring after September 11, 2007 immediately following the period that the closing price of the Common Stock remains at or above $3.00 per share for a period of at least twenty (20) consecutive trading days;

•

One third vest commencing on the date occurring after September 11, 2008 immediately following the period that the closing price of the Common Stock remains at or above $3.50 per share for a period of at least twenty (20) consecutive trading days thereafter.

(3)	These options vested on January 27, 2006.
(4)	These options vested on February 1, 2002.
(5)	These options vested as follows:
•	One half vested on December 1, 2004
•	One half vested on December 1, 2005

Option Exercises and Stock Vested for the year ended December 31, 2006

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Paul Gallagher	100,000	$95,000
Kris Janowski	40,000	$10,800

Director Compensation for the year ended December 31, 2006

The table below summarizes the compensation paid by the Company to non-employee Directors for the eleven months ended December 31, 2006.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards (2) ($)	Total ($)
Marvin Broitman	$30,000	$5,245	$35,245
Mary Ann Domuracki	$28,000	$5,245	$33,245
Christopher J. Davino	$27,000	$5,090	$32,090

(1)   Henry Arnberg, the Company’s Executive Chairman of the Board and Paul Gallagher, the Company’s President and Chief Executive Officer, are not included in this table as they are employees of the Company and thus receive no compensation for their services as directors. The compensation received by Messrs. Arnberg and Gallagher as employees of the Company are shown in the Summary Compensation Table.

(2)   Reflects the dollar amount recognized for financial statement reporting purposes for the calendar year ended December 31, 2006 in accordance with FAS123(R) and thus includes the amount from awards granted in and prior to 2006. As of December 31, 2006 each Director has the following number of options outstanding: Marvin Broitman 52,500, Mary Ann Domuracki 50,000, and Christopher J. Davino 20,000.

Director's Compensation

Directors who are employees of the Company or its subsidiaries receive no compensation, as such, for service as members of the Board other than reimbursement of expenses incurred in attending meetings. Directors who are not employees of the Company or its subsidiaries receive an annual directors' fee of $6,000 plus $1,250 for each board or stockholder’s meeting attended and $1,000 for each meeting of an executive committee of the Board attended, and are reimbursed for expenses incurred in attending such meetings. In addition, all non-employee directors participate in the Company's 2004 Non-Employee Director Stock Option Plan. Under the terms of our 2004 Non-Employee Director Stock Option Plan, each non-employee director receives a grant of 10,000 options upon their appointment to the Board. In addition, each non-employee director receives an automatic grant of 10,000 options on the date of our Annual Meeting of Stockholder’s, the exercise price for all of these options is the fair market value on the date grant. In fiscal 2002, the Board approved the issuance of 50,000 warrants to one independent director and one retired director for services rendered to the Company. The director was also granted certain registration rights associated with the warrants. The warrants had an exercise price of $.50 per share, which was the fair market value on the date of grant. In calendar 2006, there were no options issued to the independent directors.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	2,315,000	$1.21	271,000
Equity compensation plans not approved by security holders	100,000	$0.50	-
TOTAL	2,415,000	$1.18	271,000

The information contained in the above table is as of the end of the Company’s latest Calendar year. One independent Board member and one past Board member were granted warrants to purchase 50,000 shares each of Class A Common Stock at $0.50 per share for their past and ongoing services to the Company. The Board of Directors approved these grants on January 25, 2002. These individuals were also granted certain registration rights for the shares of Class A Common Stock issuable upon the exercise of the warrants pursuant to the terms of a registration rights agreement between the Company and such non-affiliated Board members.

Stock Option Plans

The Company maintains two active stock option plans pursuant to which options to purchase an aggregate of 271,000 shares of Class A Common Stock may be granted. In addition, certain options granted pursuant to the Company’s expired 1993 Stock Option Plan and 1994 Non-Employee Director Stock Option Plan remained outstanding.

1993 Stock Option Plan. The 1993 Stock Option Plan was adopted by the Board of Directors in December 1993 and was approved by the stockholders of the Company in July 1994 (the "1993 Plan"). The 1993 Plan, as amended, had 1,750,000 shares of Class A Common Stock reserved for issuance upon exercise of options designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified options. ISOs may be granted under the 1993 Plan to employees and officers of the Company. Non-qualified options are permitted to be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

The purpose of the 1993 Plan was to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and to give them a greater personal interest in the success of the Company. The 1993 Plan is administered by the Stock Option Committee. The Committee, within the limitations of the 1993 Plan, determined the persons to whom options were granted, the number of shares to be covered by each option, whether the options granted were intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in the Company were to be imposed on shares subject to options. Options granted under the 1993 Plan were not to be granted at a price less than the fair market value of the Class A Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any person were exercisable for the first time by such person during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. The 1993 Plan was terminated in December 2003; however, options granted under the 1993 Plan will expire not more than five years from the date of grant. Options granted under the 1993 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

1994 Non-Employee Director Stock Option Plan. The 1994 Non-Employee Director Stock Option Plan, as amended, (the "Directors Plan") was adopted by the Board of Directors in September 1994 and was approved by the stockholders of the Company in June 1995. The Directors Plan had 234,375 shares of Class A Common Stock reserved for issuance. Pursuant to the terms of the Directors Plan, each independent unaffiliated Director was automatically granted without any further action by the Board of Directors or the Stock Option Committee: (i) a non-qualified option to purchase 10,000 shares of Class A Common Stock upon their election to the Board of Directors; and (ii) a non-qualified option to purchase 10,000 shares of Class A Common Stock on the date of each annual meeting of stockholders following their election to the Board of Directors. The exercise price of each option was the fair market value of the Company's Class A Common Stock on the date of grant. Each option expires five years from the date of grant and vests in three annual installments of 33 1/3% each on the first, second and third anniversary of the date of grant. Options granted under the Directors Plan are generally not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In the event an optionee ceases to be a member of the Board of Directors (other than by reason of death or disability), then the non-vested portion of the option immediately terminates and becomes void and any vested but unexercised portion of the option may be exercised for a period of 180 days from the date the optionee ceased to be a member of the Board of Directors. In the event of death or permanent disability of an optionee, all options accelerate and become immediately exercisable until the scheduled expiration date of the option. The plan expired in September 2004.

2003 Stock Option Plan. The 2003 Plan, as amended, was adopted by the Board of Directors in May 2003 and was approved by the stockholders of the Company in July 2003 (the “2003 Plan”) and amended on January 25, 2006. The 2003 Plan currently has 1,750,000 shares of Common Stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Code or (ii) non-qualified stock options. ISOs may be granted under the 2003 Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Company’s Common Stock.

The purpose of the 2003 Plan is to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The 2003 Plan is administered by the Stock Option Committee. The Committee, within the limitations of the 2003 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in the Company are to be imposed on the shares subject to options. Options granted under the 2003 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of the grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any person are exercisable for the first time by such person during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. The 2003 Plan will terminate in December, 2013 which means no options may be granted after such date. Options granted under the 2003 Plan will expire not more than five years from the date of grant; however, any options outstanding on the termination date of the 2003 Plan will continue until they expire by their terms. Options granted under the 2003 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

2004 Non-Employee Director Stock Option Plan. The 2004 Plan was adopted by the Board of Directors in August 2004 and approved by the stockholders of the Company in January 2005 (the “2004 Plan”). The 2004 Plan reserves 148,042 shares of Class A Common Stock for issuance to the Company’s independent and unaffiliated directors. Pursuant to the terms of the 2004 Plan each independent and unaffiliated director shall automatically be granted, subject to availability, without any further action by the Board of Directors or the Stock Option Committee: (i) a non-qualified option to purchase 10,000 shares of Class A Common Stock upon their initial election or appointment to the Board of Directors; and (ii) a non-qualified option to purchase 10,000 shares of Class A Common Stock on the date of each annual meeting of stockholders following their election or appointment to the Board of Directors. The exercise price of each option is the fair market value of the Company's Class A Common Stock on the date of grant. Each option expires five years from the date of grant and vests in three annual installments of 33 1/3% each on the first, second and third anniversary of the date of grant. Options granted under the 2004 Plan would generally not be transferable during an optionee's lifetime but would be transferable at death by will or by the laws of descent and distribution. In the event an optionee ceases to be a member of the Board of Directors (other than by reason of death or disability), then the non-vested portion of the option would immediately terminate and become void and any vested but unexercised portion of the option may be exercised for a period of 180 days from the date the optionee ceased to be a member of the Board of Directors. In the event of death or permanent disability of an optionee, all options accelerate and become immediately exercisable until the scheduled expiration date of the option.

401(k) Plan

The Company sponsors a voluntary contribution plan qualified under Section 401(k) of the Code (the "401(k) Plan"). Employees of the Company who have attained the age of 21 and who complete one year of continuous service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan, an employee may elect to contribute annually on a pre-tax basis to a retirement account a specified percentage of his or her compensation. Each employee is fully vested at all times with respect to his or her contributions. Within certain limits prescribed by the 401(k) Plan and applicable law, the Board of Directors may authorize discretionary matching contributions by the Company up to a maximum of two percent of an eligible employee's annual compensation. The Company elected not to make a matching contribution for the eleven months ended December 31, 2006 and fiscal years ended January 28, 2006 and January 29, 2005, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities collectively, the “Reporting Persons” to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on the Company’s review of the copies of such forms received by it during the calendar year ended December 31, 2006, the Company believes that the Reporting Persons complied with all filing requirement applicable to them.

REPORT OF THE AUDIT COMMITTEE

The current members of the Audit Committee are Marvin Broitman, Christopher J. Davino and Mary Ann Domuracki. The Audit Committee held four (4) meetings either in person or telephonically, had numerous informal telephonic conferences and did not act by unanimous written consent during the calendar year ended December 31, 2006. The function of the Audit Committee is to recommend annually to the Board of Directors the appointment of the independent registered public accounting firm of the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent registered public accounting firm, review and approve non-audit services of the independent registered public accounting firm, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls. The Audit Committee meets with the outside independent registered accounting firm on a quarterly basis to review the quarterly filings with the SEC on Form 10-Q and Form 10-K, in accordance with current regulatory requirements. The Audit Committee has adopted and has complied with its charter in accordance with current regulatory requirements. A copy of the Audit Committee Charter is attached hereto as Appendix A

In fulfilling its responsibilities for the period ended December 31, 2006, the Audit Committee:

•

Reviewed and discussed the audited financial statements for the period ended December 31, 2006 with management and BDO Seidman, LLP, the Company’s independent registered public accountants; as appropriate, the Audit Committee reviews, evaluates and discusses with the Company’s management, internal financial and accounting personnel and the independent accountants, the following:

•	The plan for, and the independent registered public accounting firm’s report on the Company’s financial statements;

•	The Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;

•	Management’s selection, application and disclosure of critical accounting policies;

•	Changes in the Company’s accounting practices, principles, controls or methodologies;

•	Significant developments or changes in accounting rules applicable to the Company; and

•	Implications of the Sarbanes-Oxley legislation and the adequacy of the Company’s control and disclosure policies and procedures in light of this legislation.

•

Discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61. This guidance requires the Company’s independent registered public accounting firm to discuss with the Audit Committee the following:

•	Methods to account for significant unusual transactions;

•	The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

The process used by management in formulating particularly sensitive accounting estimates and basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•

Disagreements with management over the application of accounting principles, of which there were none, and the basis for management’s accounting estimates and the disclosures in the financial statements.

The rules and regulations of the SEC, ISB and NASDAQ also require the discussion of the above topics by the Audit Committee and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires independent registered public accounting firms to disclose annually in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of their independence. The Audit Committee also considered whether the independent registered public accounting firm’s provision of the other, non-audit related services to the Company, which are referred to in “Independent Registered Public Accounting Firm Fees” below, is compatible with maintaining such independent registered public accounting firm’s independence.

During the year, the Audit Committee also considered several other matters in conjunction with management and with the Company’s independent registered public accounting firms. These included:

•	The adequacy of the Company’s disclosure and control policies and procedures;

•	Implications of new accounting standards for the Company’s financial statements.;

Based on the Audit Committee’s review of the audited financial statements, the representations and information provided by management and the independent registered public accounting firm and discussions with management and BDO Seidman, LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Mary Ann Domuracki (Chairperson)

Marvin Broitman

Christopher J. Davino

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company, in accordance with the direction of the Audit Committee, has appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The Board of Directors of the Company is requesting ratification of this appointment by the stockholders of the Company. It should be noted however that, even if this appointment is ratified by the stockholders of the Company, the Board of Directors, at the direction of the Audit Committee, may in their discretion replace the Company’s independent registered public accounting firm and appoint a new independent registered public accounting firm for the Company at any time during the year if they determine that such a change would be in the best interests of the Company.

A representative of BDO Seidman, LLP is expected to be present at the Meeting and will be given the opportunity to make a statement and to respond to appropriate questions.

Recommendation and Vote Required

The Board of Directors recommends that the stockholders vote “for” the appointment of BDO Seidman, LLP independent registered public accounting firm, which served as the

Company’s independent registered public accounting firm for the period ended December 31, 2006, as independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007. The affirmative vote of a majority of the holders of the Company’s Common Stock present in person or represented by proxy at the stockholders’ meeting and eligible to vote is required for the adoption of the foregoing proposal.

Fees paid to our independent registered public accounting firm

The policy of the Audit Committee is to review and pre-approve both audit and non-audit services to be provided by our independent registered public accounting firm (other than certain exceptions permitted by the Sarbanes Oxley Act of 2002). The Audit Committee negotiates the annual audit fee directly with our independent registered public accounting firm. Any work in addition to these pre-approved services in a quarter requires the advance approval of the Audit Committee. The Audit Committee considered and discussed with BDO Seidman, LLP and management as to whether the provision of permitted non-audit services is compatible with maintaining BDO Seidman, LLP’s independence. All fees for both audit and tax services were approved by the Audit Committee.

The following table sets forth the fees paid to BDO Seidman, LLP for professional services for calendar year ended December 31, 2006 and fiscal year ended January 28, 2006.:

	Calendar	Fiscal
	2006	2006
Audit Fees	$178,500	$157,000
Audit-Related Fees	22,300	17,000
Tax Fees	31,200	30,500
Total	$232,000	$204,500

Audit fees include fees billed for (a) the audit of Hirsch International Corp. and its consolidated subsidiaries, (b) the review of quarterly financial information, and (c) attendance at the annual stockholders’ meeting.

Audit-Related Fees include fees billed for (a) consultation on accounting matters, (b) the audit of an employee benefit plan and (c) assistance with the proposed merger with Sheridan Square Entertainment.

Tax Fees include fees billed for the preparation of tax returns and consulting on tax examinations and planning matters.

There were no fees paid to BDO Seidman for products or services that do not fall into the above categories.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO 2003 STOCK OPTION PLAN

At our Meeting, you will be asked to approve an amendment to the terms of the Company’s 2003 Stock Option Plan (the "2003 Plan") increasing the number of shares of Class A Common Stock available for issuance thereunder from 1,750,000 to 2,750,000. The 2003 Plan was adopted by the Board of Directors of the Company in May, 2003 and approved by the stockholders at the 2003 Annual Meeting.

The following summary of the 2003 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2003 Plan, as proposed to be amended, set forth as Exhibit "B" to this Proxy Statement.

Summary of the 2003 Plan

The 2003 Plan, as proposed to be amended, would have 2,750,000 shares of Class A Common

Stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Code or (ii) non-qualified stock options. ISOs may be granted under the 2003 Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Company’s common stock.

The purpose of the 2003 Plan is to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and give them a greater personal interest in the success of the Company. If approved, the 2003 Plan would be administered by the Stock Option Committee. The Committee, within the limitations of the 2003 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions are to be imposed on the shares subject to options. Options granted under the 2003 Plan may not be granted at a price less than the fair market value of the common stock on the date of the grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company. The 2003 Plan will terminate in December, 2013 which means no options may be granted after such date. Options granted under the 2003 Plan will expire not more than five years from the date of grant; however, any options outstanding on the termination date of the 2003 Plan will continue until they expire by their terms. Options granted under the 2003 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

Certain Federal Income Tax Consequences of the 2003 Plan

The following is a brief summary of the Federal income tax aspects of stock options to be granted under the 2003 Plan, as proposed to be amended, based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

Incentive Stock Options. A participant will recognize no taxable income upon the grant or exercise of an ISO. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an ISO over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in the regular taxable income.

If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition on an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option. See "Non-Qualified Stock Options."

Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options in general (i) upon grant of the option, the participant will recognize no income (and the Company will not be entitled to a deduction); (ii) upon exercise of the option (if the shares of common stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

Recommendation and vote required

The Board of Directors recommends that the stockholders vote “for” the proposed amendment to the 2003 Stock Option Plan. The affirmative vote of a majority of the holders of the Company’s Common Stock present in person or represented by proxy at the stockholders meeting and eligible to vote is required for the adoption of the foregoing proposal.

OTHER BUSINESS

The Board of Directors has no knowledge of any other business that will be presented for consideration at the Meeting other than those referred to in this Proxy Statement. However, if any other business shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment on such matters.

Stockholder's Proposals

Any stockholder of the Company may submit a proposal to be considered at the next annual meeting of stockholders of the Company consistent with the rules and regulations adopted by the SEC. Such stockholder must deliver such proposal in writing to the Company at 50 Engineers Road, Hauppauge, New York 11788. In order to curtail controversy as to the date on which the proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

By Order of the Board of Directors

/s/ Beverly Eichel
Beverly Eichel, Secretary

Dated:	August 20, 2007

Appendix A

Hirsch International Corp.

Audit Committee Charter

I.	Purpose

The principal purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Hirsch International Corp. (the "Company") in fulfilling its responsibilities to the stockholders, potential stockholders and investment community relating to the corporate accounting and reporting practices of the Company and its subsidiaries, the quality and integrity of the Company's consolidated financial statements, the Company's compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of the Company's external auditors and the performance of the Company's internal audit function.

In discharging its oversight role, the Committee is granted the authority to adopt policies and procedures to ensure that the accounting and reporting practices of the Company are of the highest quality and integrity, including the authority to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company, and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

It shall also be the responsibility of the Committee to maintain free and open means of communication among the Board and the Company's external auditors, internal audit function and management. Through these lines of communication, the Committee shall monitor any issues or areas that fall within the scope of its duties, purpose or responsibilities that require special attention. The Company's external auditors are ultimately accountable to the Committee and the Board.

II.	Membership

1.

The Committee will have at least three members, each of whom shall be appointed by the Board. Each member of the Committee shall be financially literate (i.e., able to read and understand financial statements and aware of the functions of auditors for a Company) as affirmatively determined by the Board in connection with such member's appointment to the Committee.

2.

The Committee shall be composed solely of "independent" directors who have no employment or professional relationship with the Company, who are independent of the Company's management and who comply with the requirements for serving on audit committees as set forth in the corporate governance standards, as amended from time to time, of the Nasdaq Stock Market, Inc. (“NASDAQ”) and all other applicable laws, rules and regulations. The definition of "independent" requires that the Board affirmatively determine that a director to be appointed to the Committee not have any material relationship with the Company or any of its subsidiaries. In addition, the independence of each member of the Committee shall be reviewed on an annual basis by the Board or more frequently as the circumstances dictate. For purposes of eligibility to serve on the Committee, a director is not independent if:

(a)

the director receives, directly or indirectly, any consulting, advisory or other compensatory fees from the Company, other than fees for serving in his or her capacity as a member of the Board and as a member of the Board's committees;

(b)

the Board determines that the director has a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) or is otherwise an affiliate of the Company;

(c)	the director is a former employee of the Company, unless a "cooling-off' period of at least five years after the termination of such employment has elapsed;

(d)

the director is, or in the past five years has been, affiliated with or employed by a present or former auditor of the Company or an affiliate thereof, unless a "cooling-off' period of at least five years after the termination of either the affiliation or employment with the auditor or the auditing relationship has elapsed;

(e)

the director is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of the board of directors of another company that employs such director; or

(f)

the director has an immediate family member in any of the categories listed in (d) or (e) above, unless a "cooling-off period of at least five years has elapsed since the termination of the applicable relationship or until after such family member is deceased or becomes incapacitated.

3.

A director appointed to the Committee may not serve on more than two additional audit committees for publicly listed companies, unless the Board has made an affirmative determination that such director is able effectively to undertake the responsibilities of serving on the Company's Audit Committee in addition to his or her positions on other such audit committees.

4.

The Board shall appoint one member of the Committee to save as the Chairman and shall affirmatively determine at the time of such appointment that such member possesses accounting or related financial management expertise.

III.	Responsibilities, and Duties

A.	Financial and Related Reporting

1.

The Committee shall, prior to each filing by the Company of a Quarterly Report on Form 10-Q (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC"), review with the Company's management and external auditors the interim financial information to be included in the Form 10-Q and review the matters described in Statement on Auditing Standards No. 61, as it may be modified or supplemented, of the American Institute of Certified Public Accountants, Communication with Audit Committees ("SAS 61"). In connection therewith, the Committee shall review any matters of significance, including significant adjustments, management judgments and accounting estimates, significant reserves and/or accruals, significant new accounting principles, disagreements between management and the external auditors and their effect, if any, on the Company's consolidated financial statements and recent or proposed requirements of the SEC, the Financial Accounting Standards Board (the "FASB") or other similar governing bodies.

2.

The Committee shall, prior to each filing by the Company of an Annual Report on Form 10-K (the "Form 10-K") with the SEC, review with the Company's management and external auditors the audited financial statements to be included in the Form 10-K and in the Company's annual report to stockholders (the "Annual Report") and review and consider the matters described in SAS 61. In connection therewith, the Committee shall review significant adjustments, management judgments and accounting estimates, significant reserves and/or accruals, significant new accounting principles, disagreements between management and the external auditors and their effect, if any, on the Company's consolidated financial statements and recent or proposed requirements of the SEC, the FASB, other similar governing bodies or any off-balance sheet structures, if any. Following such review, the Committee shall recommend to the Board whether the audited financial statements should be included in the Annual Report or the Form 10-K.

3.

The Committee shall meet with the Company's Chief Executive Officer and Chief Financial Officer, prior to their certification of each Form 10-Q or Form 10-K filed with the SEC, and review with such officers their disclosures relating to (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and identify any material weakness in internal controls (b) any fraud, whether or not material, that involves the Company's management or other employees who have a significant role relating to the Company's internal controls and (c) the quality of the Company’s earnings.

4.

In connection with its review of each Form l0-Q and Form 10-K and prior to issuance of any earnings press release by the Company, the Committee shall review with the Company's management and external auditors the consolidated statements of operations, earnings guidance and other financial information to be included in such earnings press release. Prior to issuance of any release of financial information or earnings guidance to analysts or rating agencies, the Committee shall review with the Company's management and external auditors the financial information or earnings guidance to be included in such release to be provided to analysts or rating agencies.

5.

The Committee shall annually issue a written report to the Board, a copy of which shall be included or summarized in the Company's proxy statement related to the annual meeting of stockholders, stating whether the Committee has (a) reviewed and discussed the audited financial statements with the Company's management, (b) discussed with the Company's external auditors the matters required to be discussed by SAS 61, (c) received from the Company's external auditors disclosures regarding such auditors' independence required by Independence Standards Board 1 and discussed with such auditors their independence, (d) recommended to the Board that the audited financial statements of the Company be included in the Annual Report and the Form 10-K and (e) reviewed such other information as may be required, from time to time, by the rules and/or regulations of the NASDAQ, the SEC, the FASB or other similar governing bodies.

6.

The Committee shall periodically discuss with the Company's external auditors such auditors' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its consolidated financial statements. The discussion should include such issues as the clarity of the Company's financial disclosures, the degree of aggressiveness or conservatism of the Company's accounting principles and the underlying estimates and other significant decisions made by the Company's management in preparing the financial disclosures.

7.

The Committee shall obtain and review, on an annual basis, a report prepared by the Company's management and/or external auditors setting forth all significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effects on the financial statements of the Company of any alternative generally accepted accounting principle ("GAAP") methods adopted by the Company, any regulatory and/or accounting initiatives and any off-balance sheet structures and all critical accounting policies and practices the Company uses or expects to use.

B.	Controls and Compliance

8.	The Committee shall periodically review with the Company's management, external auditors and internal accounting personnel (a) the adequacy and effectiveness of the Company's system of internal accounting controls, (b) any recommendations of such external and/or internal accounting personnel with respect to any material weaknesses in the Company's system of internal controls, (c) any material matters or problems with respect to accounting, records, procedures or operations of the Company which have not been resolved to the satisfaction of the external auditors and/or internal accounting personnel after having been brought to the attention of management and (d) any material matters or problems with respect to the safeguarding of the Company's assets and limitations on authority of the Company's management relating to, among other things, investments, borrowings and derivative instruments. Such review should also consider the impact of the adequacy and effectiveness of the Company' s system of internal accounting controls on the Company's financial reporting on both an annual and quarterly basis.

9.

The Committee shall discuss and review policies with respect to risk assessment and risk management, including, but not limited to, (a) guidelines and policies to govern the process by which risk assessment and risk management is undertaken by the Company and its management, (b) the adequacy of the Company's insurance coverage, (c) any uninsured or commercially uninsurable risks, (d) the Company's interest rate risk management, (e) the Company's counter-party and credit risks and (f) any material environmental risks relating to the Company.

10.

The Committee shall review with the Company's management and tax advisors the status of all tax returns, including open years and potential disputes. The Committee shall review with the Company's external auditors the adequacy of tax reserves included in the Company's consolidated financial statements.

11.

On at least an annual basis, the Committee shall review with the Company's legal counsel, (a) any legal or regulatory matters that could have a significant impact on the Company's financial statements, (b) the Company's compliance with applicable laws and regulations and (c) inquiries received from regulators or governmental agencies.

12.

The Committee shall review the status of significant litigation with the Company's legal counsel and external auditors, if appropriate, and whether reserves, if any, in connection with actual and/or potential litigation are appropriate.

13.	The Committee shall monitor and review the Company's compliance with all applicable SEC and NASDAQ rules and regulations.

C.	Internal Audit

14.

To the extent applicable, the Committee shall review the operation of the Company's internal accounting and audit functions, its budget, organization, activities, independence and authority of its reporting obligations. The Committee shall, on a regular basis, review the compliance by the Company's internal audit and accounting functions with applicable standards, any significant findings on internal audits and management’s responses thereto and any difficulties encountered during the course of the internal audit. The Committee shall also review the appointment and replacement of the Company's senior internal auditing executive if any and the coordination of such activities with the Company's external auditors.

15.	The Committee shall meet regularly, but in no event less than once every six months, with the Company's internal accounting personnel in executive sessions without the Company's management present.

D.	External Audit

16.	The Committee shall hire and fire (subject if applicable, to stockholder ratification) the external auditors to be used to audit the consolidated financial statements of the Company and review with the full Board any proposed discharge of the external auditors.

17.

The Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by the Company's external auditors and evaluate the effect thereof on the independence of the external auditors. The Committee shall also review and evaluate the scope of all non-auditing services to be provided by the Company' s external auditors in order to confirm that such services are permitted by the rules and/or regulations of the NASDAQ, the SEC, the FASB or other similar governing bodies. As necessary, the Committee shall consult with the Company's management regarding the engagement fees or terms of any such auditing or non-auditing services.

18.

The Committee shall, at least annually, evaluate the Company's external auditors' qualifications, performance and independence and present a written report to the Board of its conclusions with respect to such evaluation. In connection with this evaluation, the external auditors shall provide a written annual report to the Committee describing: (a) such external auditors' internal quality-control procedures; (b) in general terms any material issues raised by the most recent internal quality-control review, or peer review, of such external; and (c) in order to assess such external auditors' independence, all relationships between such external auditors and the Company. The Committee shall consult with the Company's management, its external auditors and/or personnel responsible for its internal accounting function, as necessary, regarding this evaluation.

19.

The Committee shall review and evaluate the qualifications, performance and independence of the lead partner of the external auditors, ensure that neither the lead partner nor the concurring partner of the external auditors serves, respectively, in that capacity for more than five years (or such other period as may be prescribed by rules and/or regulations of the NASDAQ, the SEC, the FASB or other similar governing bodies) and present its conclusions with respect to the independent auditors, including whether the audit firm itself should be changed periodically, to the Board.

20.

The Committee shall meet with the Company's management and external auditors prior to commencement of the annual audit by such external auditors for the purpose of reviewing the scope and audit procedures of such audit, including special audit risk areas and materiality. The Committee shall also meet with the Company's external auditors subsequent to completion of that audit for the purpose of reviewing the results.

21.

The Committee shall obtain and review any written reports issued by the Company's external auditors regarding all critical accounting policies and practices the Company uses or expects to use, all alternative treatments of financial information within GAAP that have been discussed with the Company' s management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditors.

22.

The Committee shall meet regularly, but in no event less than once every six months, with the Company's external auditors in executive sessions without the Company's management present. Among the items to be discussed at these meetings are the auditors' evaluation of the Company's accounting personnel and the cooperation that the auditors received during the course of the audit, including any audit problems or difficulties, together with the responses of the Company' s management thereto, any restrictions on the scope of such external auditors' activities and any disagreements with the Company' s management. If applicable, such review may also include any accounting adjustments that were noted or proposed by such auditors but were passed (including similar adjustments that were passed because individually they were not material), any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter issued, or proposed to be issued, by such auditors to the Company and all other material written communications between the external auditors and the management of the Company.

E.	Other Committee Activities

23.	The Committee shall report to the Board on a regular basis.

24.

The Committee shall serve as liaison between the Company's management, external auditors and accounting personnel, on the one hand, and the Board, with respect to all matters within the scope of the Committee's duties.

25.

In accordance with the applicable rules and/or regulations of the NASDAQ, the SEC, the FASB or other similar governing bodies, the Committee shall set clear policies for the Company's hiring of employees or former employees of the Company's external auditors. In addition, the Committee shall also conduct exit interviews with departing executive officers (senior vice president or above) in order to evaluate the Company's corporate accounting and reporting practices.

26.

The Committee shall establish, review and update periodically an orientation and training program for new Committee members, based upon new member orientation guidelines developed by the Committee, and ensure continuing education and training for current Committee members.

27.

The Committee shall conduct an annual evaluation of its own performance, including the performance of individual members, and confirm annually that all of the Committee's responsibilities set forth in this Charter have been performed.

28.

The Committee shall annually review and assess this Charter. This Charter may be amended by the recommendation of the Committee and the approval of the independent members of the Board. All amendments will be reported to the Board.

29.	The Committee shall annually review and assess the Company’s Code of Conduct and recommend changes thereto to the Board.

IV.	Complaint Procedures

Any issue of significant financial misconduct shall be brought to the attention of the Committee for its consideration. In this connection, the Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company, employees and stockholders regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall investigate all matters brought to its attention within the scope of its duties, including the review of any significant fraudulent or illegal activities that may be discovered and any preventative action taken in response to such activities.

V.	Committee Powers

In the course of fulfilling its responsibilities and duties, the Committee shall be empowered (a) to initiate, if warranted, an investigation of any special situation, (b) to retain outside legal, accounting or other advisors and consultants without seeking approval from the Board if, in the Committee's judgment, it is appropriate and (c) to delegate to one or more of its members any responsibility or duty of the Committee, which by its nature is not required to be performed by the entire Committee. The Company shall provide appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of compensation to any external auditors employed to audit the Company's consolidated financial statements and any legal, accounting or other advisors and consultants employed by the Committee in carrying out its duties.

VI.	Meetings

The Committee shall meet at least four times annually or more frequently as the circumstances dictate. For each Committee meeting, the Committee will appoint a secretary to keep minutes of such meeting. After approval of each set of minutes by the Committee, the Committee will submit such minutes to the Board for review and will cause such minutes to be filed with the minutes of the Board.

VII.	Limitations on Scope

The Committee members shall serve on the Committee subject to the understanding on their part and on the part of the Company's management and external auditors that:

1.

The Committee members are not employees or officers of the Company and are not directly involved in the Company's daily operations, and they will not serve as members of the Committee on a full-time basis.

2.

The Committee members expect the Company's management, external auditors and internal accounting functions to provide the Committee with prompt and accurate information, so that the Committee can discharge its duties properly.

3.	To the extent permitted by law, the Committee shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

The Committee members, in adopting this Charter and in agreeing to serve on the Committee, do so in reliance on, among other things, the provisions of the Company's Amended and Restated Certificate of Incorporation which:

1.	Together with the Company's By-laws, provide indemnification for their benefit, and,

2.	To the fullest extent provided by law, provide that no director shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

APPENDIX B

HIRSCH INTERNATIONAL CORP.

2003 STOCK OPTION PLAN

1.          Plan; Purpose; General. The purpose of this 2003 Stock Option Plan (the "Plan") is to advance the interests of Hirsch International Corp. (the "Company") by enhancing the ability of the Company to attract and retain selected employees, consultants, advisors to the Board of Directors and qualified directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Class A Common Stock, par value $0.01 per share, as the title or par value may be amended (the "Shares").

Options granted pursuant to the Plan may be incentive stock options ("Incentive Options") as defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options, or both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

2.          Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors (the "Board"), and shall be subject to the approval by the holders of at least a majority of all Shares present in person and by proxy and entitled to vote thereon at a meeting of stockholders of the Company.

3.          Administration of the Plan. The Plan will be administered by the Board of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to the Board hereunder, including without limitation the references in Section 9, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than two members. Each of the members must be a "non-employee director” as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

The Board and the Committee, if any, shall have the authority to determine eligibility, the number of options granted and the exercise price of options.

4.          Eligibility. The Participants in the Plan shall be all employees, consultants, advisors to the Board of Directors and qualified directors of the Company or any of its present or future subsidiaries (as defined in Section 8) whether or not they are also officers of the Company. Members of the Committee are eligible only if they do not exercise any discretion in selecting Participants who receive grants of options, in determining the number of shares to be granted to any Participant or in determining the exercise price of any options, or if counsel to the Company may otherwise advise the Committee that the taking of any such action does not impair the status of such eligible Committee members as "non-employee directors" within the meaning of Exchange Act Rule 16b-3.

5.	Grant of Options.

(a)           The Board shall grant options to Participants that it, in its sole discretion, selects. Options shall be granted on such terms as the Board shall determine except that Incentive Options shall be granted on terms that comply with the Code and Regulations thereunder.

(b)          No options shall be granted after December 1, 2013 but options previously granted may extend beyond that date.

6.	Terms and Conditions of Options.

(a)           Exercise Price. The purchase price per share for Shares of the Company’s Class A Common Stock issuable upon exercise of options shall be determined by the Board except that Incentive Options shall have an exercise price which is a minimum of one hundred (100%) percent of fair market value on the date of grant. For this purpose, "fair market value" will be determined as set forth in Section 8. Notwithstanding the foregoing, if any person to whom an option is to be granted owns in excess of ten percent of the outstanding capital stock of the Company, then no option may be granted to such person for less than 110% of the fair market value on the date of grant as determined by the Board.

(b)          Period of Options. Unless earlier terminated, options shall terminate and no longer be exercisable five years from the date of grant.

(c)           Payment for Delivery of Shares. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the option is exercised. The purchase price shall be payable by the Participant to the Company either (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) for Incentive Options, through the delivery of Shares owned by the Participant for a period of not less than six months and for which the Participant has good title (free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) for non-qualified options, by a combination of cash and Shares as provided in (i) and (ii) above.

The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding Class A Common Stock is at the time listed on any securities exchange, unless and until the Shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended (the “Act”) and applicable state securities laws.

A Participant shall have the rights of a shareholder only as to Shares actually acquired by him under the Plan.

(d)          Vesting. The Board may impose such vesting restrictions on options granted hereunder as it sees fit at the time of grant.

(e)           Non-Transferability of Options. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in Section 6(g).

(f)           Forfeiture of Options upon Termination of Relationship. All previously unexercised options including options which have not vested shall terminate and be forfeited automatically upon the termination for any reasons whatsoever of a Participant's status as an employee, consultant or advisor to the Board. Except as provided in Section 6(g) below, unexercised options granted to directors shall not terminate or be forfeited in the event such person is no longer a director of the Company.

(g)          Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such options may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his death, by his personal representative or the person or persons to whom the options are transferred by the will or the applicable laws of descent and distribution, and except as so exercised such options will expire at the end of such period.

(h)          Loans to Exercise Option. If requested by any Participant to whom a grant of non-qualified options has been made, the Company or any subsidiary may loan such person the amount of money necessary to pay the federal income taxes incurred as a result of the exercise of any options (or guarantee a bank loan for such purpose), assuming that the Participant is in the maximum federal income tax bracket six months from the time of exercise and assuming that the Participant has no deductions which would reduce the amount of such tax owed. The loan shall be made on or after April 15th of the year following the year in which the amount of tax is determined as may be requested by the Participant and shall be made on such terms as the Company or lending bank determines.

(i)           Withholding Taxes. To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any options, the Company shall have the right to assist the Participant to satisfy such withholding requirement by (i) the Participant paying the amount of the required withholding tax to the Company, (ii) the Participant delivering to the Company Shares of its Class A Common Stock previously owned by the Participant or (iii) the Participant having the Company retain a portion of the Shares covered by the option exercise. The number of Shares to be delivered to or withheld by the Company times the fair market value as defined by Section 9 of this Plan shall equal the cash required to be withheld. To the extent that the Company elects to allow the Participant either to deliver or have withheld Shares of the Company's Class A Common Stock, the Board or the Committee may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

7.	Shares Subject to Plan.

(a)           Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued Shares of Common Stock or previously issued Shares acquired by the Company. Subject to adjustments as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed 2,750,000 Shares of Class A Common Stock of the Company.

(b)          Changes in Stock. In the event of a stock dividend, stock split or combination of Shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate.

The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

8.	Definitions.

(a)           For purposes of the Plan, a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

(b)	The fair market value of the Class A Common Stock shall be deemed to be:

(i) the closing price of the Company's Class A Common Stock appearing on a national securities exchange if the Company's Class A Common Stock is listed on such an exchange, or if not listed, the average closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ");

(ii)            if the Shares are not listed on NASDAQ, then the average bid price for the Company's Class A Common Stock as listed in the National Quotation Bureau's pink sheets;

(iii)           if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the average closing bid price as determined following a polling of all dealers making a market in the Company's Class A Common Shares.

9.          Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceedings, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provide, further that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

10.         Amendments. The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of Shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) extend the time within which options may be granted, (d) amend the provisions of this Section 10 of the Plan, (e) extend the period of an outstanding option beyond five years from the date of grant, (f) adversely affect the rights of any Participant (without his consent) under any options theretofore granted or (g) be effective if stockholder approval is required by applicable statute, rule or regulation.

HIRSCH INTERNATIONAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Henry Arnberg and Paul Gallagher proxies with power of substitution to each, for and in the name of the undersigned to vote all of the shares of Class A Common Stock of Hirsch International Corp. (“the Company”), held of record by the undersigned on July 23, 2007, which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on September 20, 2007 at 9:00 a.m. at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 35th Floor, New York, New York 10104, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

HIRSCH INTERNATIONAL CORP.

September 20, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:	NOMINEES:	2. Ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Marvin Broitman O Mary Ann Domuracki	3. Approval of the increase in the number of shares of Class A Common Stock available for issuance pursuant to the Hirsch International Corp. 2003 Stock Option Plan from 1,750,000 to 2,750,000.	☐ ☐ ☐
☐ FOR ALL EXCEPT (See instructions below)		4. Transactions of such other business as may properly come before the Meeting and any adjournment or postponement thereof.
The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company’s 2006 Annual Report on Form 10-K.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here •

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature of Stockholder_______________________ Date:_________		Signature of Stockholder________________________ Date:_________

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signor is a partnership, please sign in partnership name as authorized person.

HIRSCH INTERNATIONAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Henry Arnberg and Paul Gallagher proxies with power of substitution to each, for and in the name of the undersigned to vote all of the shares of Class B Common Stock of Hirsch International Corp. (“the Company”), held of record by the undersigned on July 23, 2007, which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on September 20, 2007 at 9:00 a.m. at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 35th Floor, New York, New York 10104, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

HIRSCH INTERNATIONAL CORP.

September 20, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:	NOMINEES:	2. Ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Henry Arnberg O Paul Gallagher O Christopher J. Davino	3. Approval of the increase in the number of shares of Class A Common Stock available for issuance pursuant to the Hirsch International Corp. 2003 Stock Option Plan from 1,750,000 to 2,750,000.	☐ ☐ ☐
☐ FOR ALL EXCEPT (See instructions below)		4. Transactions of such other business as may properly come before the Meeting and any adjournment or postponement thereof.
The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company’s 2006 Annual Report on Form 10-K.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here •

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature of Stockholder_______________________ Date:_________		Signature of Stockholder________________________ Date:_________

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signor is a partnership, please sign in partnership name as authorized person.